UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022
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CISCO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39940 (Commission File Number)	77-0059951 (IRS Employer Identification No.)
170 West Tasman Drive, San Jose, California		95134-1706
(Address of principal executive offices)		(Zip Code)
(408) 526-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On September 29, 2022, Cisco Systems, Inc. (“Cisco”) entered into a Commercial Paper Issuing and Paying Agent Agreement (the “IPA Agreement”), by and between Cisco and Citibank, N.A., to replace Bank of America, National Association, as Cisco’s agent in connection with the issuance and payment of notes under its existing $10,000,000,000 commercial paper program (such replacement, the “Paying Agent Replacement”).

In connection with the Paying Agent Replacement, on September 29, 2022, each of J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and BofA Securities, Inc. (each, a “Dealer”) entered into an Amendment to that certain Commercial Paper Dealer Agreement, dated as of January 31, 2011, by and between each Dealer and Cisco (each, a “Dealer Agreement Amendment”).

The description of the IPA Agreement and the Dealer Agreement Amendment contained herein are qualified in their entirety by reference to, respectively, the IPA Agreement, a copy of which is filed herewith as Exhibit 10.1, and the Dealer Agreement Amendment, a copy of which is filed herewith as Exhibit 10.2, which are both incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

Effective September 29, 2022, in connection with the Paying Agent Replacement, Cisco terminated the Commercial Paper Issuing and Paying Agent Agreement, dated January 31, 2011, by and between Cisco and Bank of America, National Association. The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document
10.1	Commercial Paper Issuing and Paying Agent Agreement, dated September 29, 2022, by and between Cisco Systems, Inc. and Citibank, N.A.
10.2	Form of Amendment to Commercial Paper Dealer Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: October 4, 2022	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary